                                                                   Exhibit 10.41

                                   AGREEMENT
                                   ---------

STATE OF WASHINGTON      (S)
                         (S)       KNOW ALL MEN BY THESE PRESENTS:
COUNTY OF PIERCE         (S)

         WHEREAS, Interactive Information Systems Corporation ("Interactive") is a company controlled and primarily owned by Carroll Benton ("Mrs. Benton").

         WHEREAS, on September 16, 1998, Interactive sold and conveyed all of its rights, title and interest in and to: (1) the equipment and other intangible personal property described in Exhibit "A" to that certain Bill of Sale and Agreement -- Interactive to Benton, dated September 16, 1998 (the "Interactive Bill of Sale"), and (2) the intellectual properties, computer software, trademarks, copyrights, ideas, work-in-progress, and other tangible and intangible property compromising the system known as the "Insynq Project" which is further described in Exhibit "B" to the Interactive Bill of Sale (the assets described in (1) and (2) are hereinafter collectively referred to as the "Insynq Assets") to Charles Benton ("Mr. Benton"), in exchange for the extinguishment of certain debt owed to Mr. Benton by Interactive; and

         WHEREAS, on the same day Mr. Benton subsequently sold and conveyed all of his rights, title and interest in and to the Insynq Assets to Insynq, Inc., a Washington corporation ("Insynq I"), in exchange for the issuance of 5,500,000 shares of common stock in Insynq I to Mr. Benton; and

         WHEREAS, also on September 16, 1998, Insynq I executed and delivered to Mr. Benton that certain Fixed Rate Installment Note in the original principal amount of $70,000, which note was made payable in monthly installments beginning on February 5, 1999 (the "Insynq I Installment Note"); and



AGREEMENT - Page 1
---------

         WHEREAS, on October 31, 1999, the Insynq I Installment Note was amended and restated as that certain Promissory Note in the original principal amount of $80,094.85, which note was made due and payable on demand (the "Insynq I Demand Note");

         WHEREAS, the Insynq Installment Note, amended and restated as the Insynq I Demand Note, has been paid in full; and

         WHEREAS, during the time period prior to November 1999, Interactive advanced working capital in the amount of approximately $118,000 to Insynq I; and

         WHEREAS, in or about November, 1999, Insynq I repaid all advances from Interactive existing on or prior to September 30, 1999 in full by issuing 118,000 shares of common stock in Insynq I; and

         WHEREAS, on February 18, 2000, Insynq I sold substantially all of its assets to Xcel Management, Inc. ("Xcel"), a public company (the "Xcel Transaction"); and

         WHEREAS, on August 3, 2000, Xcel merged into its wholly owned subsidiary, Insynq, Inc., a Delaware corporation (the "Subsidiary Merger"), leaving Insynq, Inc., a Delaware corporation as the sole surviving entity ("Insynq II").

         WHEREAS, Benton & Benton ("B&B"), an accounting firm affiliated with Mr. Benton, provided tax and accounting services to Insynq I; and

         WHEREAS, Mr. and Mrs. Benton have agreed to accept 150,000 shares of Insynq II shares from John Gorst (the "Gorst Additional Release Shares") as additional consideration for the agreements by Interactive and Mr. and Mrs. Benton with Insynq I, Xcel, and Insynq II herein and for the agreements with John Gorst in an agreement dated September 22, 2000 between Mr. Gorst and Mr. and Mrs. Benton;


AGREEMENT - Page 2
---------

         WHEREAS, Mr. Benton claims that he executed a waiver of certain rights relating to a forward stock split of Insynq I's shares in or about January, 2000 (in a ratio of approximately 1.4 to 1) (the "Stock Split") under duress and that he is therefore entitled to the issuance of additional shares;

         WHEREAS, Mrs. Benton has agreed to transfer 98,400 shares of stock in Insynq II owned by her to Mr. Benton and Mr. Benton has agreed to accept 98,400 shares of Mrs. Benton's stock in Insynq II as consideration for Mr. Benton's release of any claims in or to additional shares of stock from Insynq or Gorst as a result of his alleged execution under duress of his rights relating to the Stock Split and as additional consideration for the agreements with Insynq I, Xcel and Insynq II herein and the agreements with John Gorst in an Agreement dated September 22, 2000 between Mr. Benton, Mrs. Benton and Mr. Gorst;

         WHEREAS, in exchange for the consideration provided herein, Insynq II has agreed to enter into the Registration Rights Agreement attached hereto as EXHIBIT A allowing Interactive and Mr. Benton the ability to register for public sale any stock either own in Insynq II held by Mr. Benton and/or Interactive, such Registration Rights Agreement to be executed simultaneously herewith and such registration to be in compliance with the Securities Act of 1933, as amended (the "Securities Act" and all applicable State blue sky laws.

         NOW THEREFORE, Mr. Benton, Mrs. Benton, Interactive, B&B, and Insynq II state as follows:

         1.       RELEASE OF INSYNQ II AND RELATED PARTIES.
                  -----------------------------------------

         Subject to 3.A., 3.B. and 3.C. below, in exchange for good and adequate consideration, the receipt and sufficiency of which are hereby acknowledged and confessed, Interactive, Mr. and Mrs. Benton and B&B and each of their respective officers, directors, shareholders, partners,


AGREEMENT - Page 3
---------
employees, agents, servants, attorneys, parent companies, subsidiary companies, successors and assigns and any person, organization or corporation in privity or affiliated with the forenamed (collectively, the "Benton Releasing Parties") each hereby fully and finally release, acquit and forever discharge, to the fullest extent permitted by law, Insynq I, Xcel, Insynq II and their respective officers, directors, shareholders, employees, agents, servants, attorneys, parent companies, subsidiary companies, successors and assigns and any person, organization or corporation in privity with the forenamed (hereinafter collectively referred to as the "Insynq Released Parties"), of and from any and all debts, promises, covenants, agreements, contracts, endorsements, bonds, controversies, suits, causes of action, claims, actions, rights, demands, costs, expenses, obligations, liabilities, losses and damages in law or equity, asserted or unasserted, express or implied, foreseen or unforeseen, real or imaginary, suspected or unsuspected, accrued or unaccrued, known or unknown, liquidated or unliquidated, which may have arisen or accrued in whole or in part prior to the execution of this Agreement (collectively, the "Insynq Released Claims").

         The Insynq Released Claims include, but are not limited to, those arising out of or relating in any manner to 1) the issuance or agreement, understanding or promise to issue of any shares of stock to any of the Benton Releasing Parties by Insynq I, Xcel or Insynq Ii or any of their respective affiliates; 2) any duties or obligations owed by Insynq I, Xcel or Insynq II arising out of the Insynq I Installment Note, (or as restated, the Insynq I Demand Note), particularly including, but not limited to any further payment obligations under the Insynq I Installment Note (or as restated, the Inynq I Demand Note; 3) any duty or obligation of Insynq I, Xcel, Insynq II or any of their respective affiliates to pay any sum of money relating to any advancement of any other money or providing of any other services to one or more of the Benton Releasing Parties


AGREEMENT - Page 4
---------
prior to the date this Agreement is executed; 4) any duties or obligations arising out of B&B's performance of tax, accounting or other service to or on behalf of Insynq I, Xcel or Insynq II, particularly including, but not limited to any further duty or obligation to pay for any such services; 5) any duties or obligations arising out of any other agreement between any of the Insynq Released Parties and any of the Benton Releasing Parties or any other entity in which Mr. and Mrs. Benton now owns or at any time in the past owned a controlling interest together or separately; 6) any duties or obligations arising out of any other agreement between any Insynq Released Parties and any of the Benton Releasing Parties; 7) Mr. Benton's claim that he executed a waiver of his rights relating to the Stock Split under duress and that he is therefore entitled to any additional shares, damages or other compensation from any of the Insynq Released Parties as a result of his allegedly executing such waiver under duress; 8) any claim for attorneys' fees incurred by Mr. or Mrs. Benton relative to any claim released herein; 9) any other act or omission which any of the Benton Releasing Parties now or in the future believe may have been committed by any of the Insynq Released Parties on or prior to the execution of this Agreement.

         2.       RELEASE OF MR. AND MRS. BENTON AND RELATED PARTIES.
                  ---------------------------------------------------

         Subject to 3.A, 3.B, and 3.C. below, in exchange for good and adequate consideration, the receipt and sufficiency of which are hereby acknowledged and confessed, Insynq I, Xcel and Insynq II ("the Insynq Releasing Parties") each hereby fully and finally release, acquit and forever discharge, to the fullest extent permitted by law, Mr. and Mrs. Benton ("the Benton Releasing Parties"), of and from any and all debts, promises, covenants, agreements, contracts, endorsements, bonds, controversies, suits, causes of action, claims, actions, rights, demands, costs, expenses, obligations, liabilities, losses and damages in law or equity, asserted or unasserted, express or implied, foreseen or unforeseen, real or imaginary, suspected or



AGREEMENT - Page 5
---------
unsuspected, accrued or unaccrued, known or unknown, liquidated or unliquidated, which may have arisen or accrued in whole or in prior to the execution of this Agreement.

         3.       UNAFFECTED RIGHTS.
                  ------------------

         A. Notwithstanding anything to the contrary herein, the parties hereto understand and agree that this Agreement does not affect in any manner the rights, duties and obligations created by or arising out of (1) this Agreement (2) the Registration Rights Agreement between Interactive, Mr. Benton and Insynq II when executed by the parties thereto; (3) the Agreement between Mr. and Mrs. Benton and John Gorst dated September 19, 2000; (4) the written contract between My Partner Online, Inc. and Insynq II dated June 1, 2000; (5) the written contract between B&B and Insynq II dated September 1, 2000; or (6) the debt of $2,400 owed by Insynq I to B&B for services rendered to Insynq I relating to the preparation of its 1999 tax statement, which Insynq II hereby agrees to pay within ten days of the execution of this Agreement.

         B. Notwithstanding anything to the contrary herein, the parties hereto understand and agree that this Agreement does not affect in any manner any rights, claims or causes of action Carroll Benton may have, if any, against Insynq II as a result of her employment with Insynq I, Xcel or Insynq II, including without limitation claims related to compensation and stock options arising out of Mrs. Benton's employment with Insynq II.

         C. Notwithstanding anything to the contrary herein, the parties understand and agree that this Agreement does not affect in any manner any rights, claims or causes of action Insynq I, Xcel or Insynq II may have, if any, against Carroll Benton arising out of or as a result of her position at any time as an officer, director, employee, principal, promoter or affiliate of Insynq I, Xcel or Insynq II, including, but not limited to any rights, claims or causes of action arising out of Mrs. Benton's fiduciary duties to Insynq I, Xcel or Insynq II.


AGREEMENT - Page 6
---------

         4.       TRANSACTIONS BETWEEN THE PARTIES.
                  --------------------------------

         Interactive, Insynq I, Xcel and Insynq II each agree that there have been in the past transactions involving goods and services between Interactive on the one hand and Insynq I, Xcel and Insynq II on the other hand for which the receiving party of such goods and services may not have paid for in full to the providing party. Each of Interactive, Insynq I, Xcel, and Insynq II agree that the aggregate amount that may be owed between each of them for such transactions is not material. Interactive accordingly releases and discharges Insynq I, Xcel and Insynq II of and from any debt any of them may owe Interactive relating to any good or service provided by Interactive to any of them prior to the date of this Agreement. Insynq I, Xcel and Insynq II each also accordingly release and discharge Interactive of and from any debt it may owe any of them relating to any good or service provided by Insynq I, Xcel and Insynq II to Interactive prior to the date of this Agreement.

         5.       THE INSYNQ ASSETS.
                  _________________

         A. Interactive hereby represents and warrants to Insynq II that at the time of the sale and conveyance of the Insynq Assets on September 16, 1998 to Mr. Benton, there were no liens, claims or encumbrances by any person or entity in or to any of the Insynq Assets. Interactive further represents and warrants to Insynq II that the sale and conveyance of the Insynq Assets to Mr. Benton was free and clear of all liens, claims and encumbrances by any person or entity.

         B. Mr. Benton hereby represents and warrants to Insynq II that at the time of the sale and conveyance of the Insynq Assets on September 16, 1998 to Insynq I, there were no liens, claims or encumbrances by any person or entity in or to any of the Insynq Assets. Mr. Benton further represents and warrants to Insynq II that the sale and conveyance of the Insynq Assets to Mr. Benton was free and clear of all liens, claims and encumbrances by any person or entity.



AGREEMENT - Page 7
---------

         C. Interactive, Mr. Benton and Mrs. Benton each agree to fully indemnify, save and hold harmless Insynq I, Xcel or Insynq II for any judgment or settlement that arises from any and all claims, demands, actions, causes of action or suits by any person or organization alleging any lien, claim or encumbrance in or to any of the Insynq Assets, which lien, claim or encumbrance is alleged to have arisen, in whole or in part, for any reason prior to September 16, 1998, or which is alleged to have arisen, in whole or in part, since September 16, 1998 due to any act, omission, representation or warranty by Interactive and/or Mr. Benton and/or Mrs. Benton. Insynq II agrees to defend any such claim made or suit brought to the extent that legitimate defenses exist and any settlement is subject to the consent of Mr. and Mrs. Benton, which consent shall not be unreasonably withheld.

         6.       REGISTRATION OF SHARES. Interactive, Mr. Benton and Insynq II
                  ----------------------
shall contemporaneous with the execution of this Agreement, enter into the Registration Rights Agreement in the form attached hereto as EXHIBIT I. Insynq II makes no representation or warranty to Mr. Benton, Interactive or any other party as to the market for its shares, the timing of the completion of the registration statement or the ability of any such party to sell their shares once registration is complete.

         7.       GOVERNING LAW. The parties hereto agree that the validity,
                  -------------
effect, and construction of this Agreement shall be governed by the laws of the State of Washington, without regard to any conflict of laws provisions.

         8.       OWNERSHIP OF CLAIMS. Each of the parties hereto represents and
                  -------------------
warrants to each of the other parties that: (i) they have not assigned, transferred or abandoned any of the claims released herein, and (ii) they are the sole owners of the claims released herein.



AGREEMENT - Page 8
---------

         9.       AUTHORITY. Each of the corporate parties hereto represents and
                  ---------
warrants that the person executing this Agreement on its behalf has its full authority and permission to do so.

         10.      CONSIDERATION. Each of the parties hereto acknowledge,
                  -------------
warrant, and agree that each received adequate consideration for their execution of this Agreement.

         11.      STRICT CONSTRUCTION. This Agreement shall not be strictly
                  -------------------
construed against any the parties hereto.

         12.      COUNTERPARTS. This Agreement may be executed in one or more
                  ------------
counterparts, each of which shall be deemed an original.

         13.      TITLES.  Headings and Sections of this Agreement are inserted
                  ------
for convenience only and shall not affect the meaning or construction of any of the terms of this Agreement.

         14.      NO DURESS / REPRESENTATION BY COUNSEL. Each of the parties
                  -------------------------------------
hereto represent and warrant that they have entered into this Agreement voluntarily and not by reasons of any fraud, duress, undue influence or mistake. Each of the parties hereto further represent and warrant that they have been represented by counsel of their own selection with respect to the negotiation of the terms of this Agreement.

         15.      FURTHER INSTRUMENTS. The parties hereto agree they will each
                  -------------------
execute such other and further instruments and documents as may become necessary to carry out the agreements set forth herein.

         16.      LEGAL CONSTRUCTION. If any one or more of the provisions
                  ------------------
contained in this Agreement shall for any reason be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision hereof and this Agreement shall be construed as if such invalid, illegal, or unenforceable provision had never been contained herein.


AGREEMENT - Page 9
---------

         17.      ACKNOWLEDGMENT. Each of the parties hereto acknowledge that
                  --------------
each has read this Agreement and that each fully knows, understands, and appreciates this Agreement and executes this Agreement voluntarily and of their own free will and by executing this Agreement signifies their assent to and willingness to be bound by its terms.

         IN WITNESS WHEREOF, the parties hereto, intending to be legally bound, have executed this Agreement on the date set forth below.








AGREEMENT - Page 10
---------

                                       INSYNQ, INC. a Delaware Corporation


                                       /s/ JOHN GORST
                                       ---------------------------------
                                       By:  John Gorst
                                       Its: Chief Executive Officer


STATE OF WASHINGTON      (S)
                         (S)
COUNTY OF PIERCE         (S)


         Before me, the undersigned authority, on this day personally appeared John Gorst, known to me to be the Chief Executive Officer of Insynq, Inc., a Delaware corporation, and known to me to be the individual whose name is subscribed to the foregoing instrument through a current identification card issued by the federal government or any state government that contains the photograph and signature of the acknowledging person, and acknowledged to me that he executed the same on behalf of Insynq, Inc., a Delaware corporation, for the purposes and consideration therein expressed.

         Given under my hand and seal of office this 22nd day of September, 2000.

                                       /s/ SUSAN J. HUDSON
                                       ---------------------------------
                                       Notary Public State of Washington
                                       Susan J. Hudson
                                       ---------------------------------
                                       Printed Name of Notary Public
                                       My commission expires:  1-14-2002
                                                               ---------


AGREEMENT - Page 11

                                       By: /s/ CHARLES F. BENTON
                                           -----------------------------
                                           CHARLES BENTON

STATE OF WASHINGTON      (S)
                         (S)
COUNTY OF PIERCE         (S)


         Before me, the undersigned authority, on this day personally appeared Charles Benton, known to me to be the individual whose name is subscribed to the foregoing instrument through a current identification card issued by the federal government or any state government that contains the photograph and signature of the acknowledging person, and acknowledged to me that he executed the same for the purposes and consideration therein expressed.

         Given under my hand and seal of office this 22nd day of September, 2000.

                                       /s/ SUSAN J. HUDSON
                                       ---------------------------------
                                       Notary Public State of Washington
                                       Susan J. Hudson
                                       ---------------------------------
                                       Printed Name of Notary Public
                                       My commission expires:  1-14-2002
                                                               ---------


AGREEMENT - Page 12

                                       By: /s/ E. CARROLL BENTON
                                           -----------------------------
                                           CARROLL BENTON

STATE OF WASHINGTON      (S)
                         (S)
COUNTY OF PIERCE         (S)


         Before me, the undersigned authority, on this day personally appeared Carroll Benton, known to me to be the individual whose name is subscribed to the foregoing instrument through a current identification card issued by the federal government or any state government that contains the photograph and signature of the acknowledging person, and acknowledged to me that she executed the same for the purposes and consideration therein expressed.

         Given under my hand and seal of office this 22nd day of September, 2000.

                                       /s/ SUSAN J. HUDSON
                                       ---------------------------------
                                       Notary Public State of Washington
                                       Susan J. Hudson
                                       ---------------------------------
                                       Printed Name of Notary Public
                                       My commission expires:  1-14-2002
                                                               ---------


AGREEMENT - Page 13

                                       INTERACTIVE INFORMATION
                                       SYSTEMS CORPORATION


                                       /s/ E. CARROLL BENTON
                                       ---------------------------------
                                       By:  Carroll Benton
                                       Its: President

STATE OF WASHINGTON      (S)
                         (S)
COUNTY OF PIERCE         (S)


         Before me, the undersigned authority, on this day personally appeared Carroll Benton, known to me to be the President of Interactive Information Systems Corporation, and known to me to be the individual whose name is subscribed to the foregoing instrument through a current identification card issued by the federal government or any state government that contains the photograph and signature of the acknowledging person, and acknowledged to me that he executed the same on behalf of Interactive Information Systems Corporation, for the purposes and consideration therein expressed.

         Given under my hand and seal of office this 22nd day of September, 2000.

                                       /s/ SUSAN J. HUDSON
                                       ---------------------------------
                                       Notary Public State of Washington
                                       Susan J. Hudson
                                       ---------------------------------
                                       Printed Name of Notary Public
                                       My commission expires:  1-14-2002
                                                               ---------


AGREEMENT - Page 14

                                       BENTON, BENTON & COMPANY


                                       /s/ CHARLES BENTON
                                       ---------------------------------
                                       By:  Charles Benton
                                       Its: Partner

STATE OF WASHINGTON      (S)
                         (S)
COUNTY OF PIERCE         (S)


         Before me, the undersigned authority, on this day personally appeared Charles Benton, known to me to be the Partner of Benton, Benton & Company, and known to me to be the individual whose name is subscribed to the foregoing instrument through a current identification card issued by the federal government or any state government that contains the photograph and signature of the acknowledging person, and acknowledged to me that he executed the same on behalf of Benton, Benton & Company, for the purposes and consideration therein expressed.

         Given under my hand and seal of office this 22nd day of September, 2000.

                                       /s/ SUSAN J. HUDSON
                                       ---------------------------------
                                       Notary Public State of Washington
                                       Susan J. Hudson
                                       ---------------------------------
                                       Printed Name of Notary Public
                                       My commission expires:  1-14-2002
                                                               ---------


AGREEMENT - Page 15